Exhibit 99.1

Contact: Dana Hambly, Vice President, Finance & Investor Relations
Phone: (615) 890-9100

NHI Announces Appointment of Robert W. Chapin, Jr. to the Board of Directors

MURFREESBORO, Tenn.-- (March 27, 2025) -- National Health Investors, Inc. (NYSE:NHI) (the “Company” or “NHI”) announced today that Robert W. Chapin, Jr. is joining the NHI Board of Directors (the “Board”) effective immediately.

Mr. Chapin has been appointed to the Board’s special committee of disinterested directors to negotiate, review, analyze and approve any potential lease between NHI and NHC and all related items or explore any other possible alternatives.

Mr. Chapin has served in various executive and leadership positions for private equity and real estate investment platforms over the past three decades. Mr. Chapin has served as the executive chairman of Channel Marker Advisors, LLC since 2024. From 2013 until December 2023, he served as founder, chief executive officer and co-chief investment officer of Bridge Seniors Housing Fund Manager LLC, a fund manager for private equity real estate funds focused on investments in senior housing and medical properties. Earlier in his career, Mr. Chapin served as chief executive officer of Servant Capital Group and Servant Healthcare Group, a sub-advisor to a non-traded public REIT. From 1998 until 2006, Mr. Chapin was a founding member of CNL Retirement Properties, a non-traded public REIT. Currently, Mr. Chapin is a voting member of the investment committee for all Bridge Investment Group senior housing funds. He also serves on the board of trustees of Apollo Diversified Real Estate Funds, a management investment company that is operated as an interval fund and is comprised of a diversified portfolio of private real estate funds and publicly traded real estate securities, since 2021. Mr. Chapin also serves on the board of several other private and non-profit companies affiliated with the healthcare and senior housing industry including KARE, Nona Scientific and Jobs Partnership. Mr. Chapin previously served on the board of directors of National Investment Center for Seniors Housing, the board of trustees of Griffin International Access Credit Fund and the board of trustees of Griffin International Access Real Estate Fund. He received his Bachelor of Business Administration from Appalachian State University and MBA-One year course completion Finance at Crummer Graduate School of Business, Rollins College.

Eric Mendelsohn, NHI President and CEO, commented, “We are thrilled to welcome Robb to the NHI Board of Directors. Robb’s extensive background in senior housing meets a critical need for our Board and we expect his contributions to create long-term value for our stockholders. Robb also has deep experience in real estate investments and capital markets which adds to the depth of our Board at a critical time for NHI as we look to capitalize on the significant growth opportunity ahead.”

About NHI
Incorporated in 1991, National Health Investors, Inc. (NYSE: NHI) is a real estate investment trust specializing in sale, leasebacks, joint-ventures, senior housing operating partnerships, and mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI’s portfolio consists of independent living, assisted living and memory care communities, entrance-fee retirement communities, skilled nursing facilities, and specialty hospitals. For more information, visit www.nhireit.com.

Forward-Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s, tenants’, operators’, borrowers’ or managers’ expected future financial position, results of operations, cash flows, funds from operations, dividend and dividend plans, financing opportunities and plans, capital market transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, acquisition integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitation, those containing words such as “may”, “will”, “should”, “believes”, “anticipates”, “expects”, “intends”, “estimates”, “plans”, “projects”, “likely” and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things; the operating success of our tenants, managers and borrowers for collection of our lease and interest income; the risk that our tenants, managers and borrowers may become subject to bankruptcy or insolvency proceedings; risks related to the concentration of a significant percentage of our portfolio to a small number of tenants; risks associated with pandemics, epidemics or outbreaks, such as the COVID-19 pandemic, on our operators’ business and results of operations; risks related to governmental regulations and payors, principally Medicare and Medicaid, and the effect that changes to laws, regulations and reimbursement rates would have on our tenants’ and borrowers’ business; the risk that the cash flows of our tenants, managers and borrowers may be adversely affected by increased liability claims and liability insurance costs; the risk that we may not be fully indemnified by our tenants, managers and borrowers against future litigation; the success of property development and construction activities, which may fail to achieve the operating results we expect; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; risks associated with our investments in unconsolidated entities, including our lack of sole decision-making authority and our reliance on the financial condition of other interests; risks related to our joint venture investment with Life Care Services for Timber Ridge; inflation and increased interest rates; adverse developments affecting the financial services industry, including events or concerns involving liquidity, defaults, or non-performance by financial institutions; operational risks with respect to our SHOP structured communities; risks related to our ability to maintain the privacy and security of Company information; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; the success of our future acquisitions and investments; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; competition for acquisitions may result in increased prices for properties; our ability to retain our management team and other personnel and attract suitable replacements should any such personnel leave; the risk that our assets may be subject to impairment charges; our ability to raise capital through equity sales is dependent, in part, on the market price of our common stock, and our failure to meet market expectations with respect to our business, or other factors we do not control, could negatively impact such market price and availability of equity capital; the potential need to refinance existing debt or incur additional debt in the future, which may not be available on terms acceptable to us; our ability to meet covenants related to our indebtedness which impose certain operational limitations and a breach of those covenants could materially adversely affect our financial condition and results of operations; downgrades in our credit ratings could have a material adverse effect on our cost and availability of capital; we rely on external sources of capital to fund future capital needs, and if we encounter difficulty in obtaining such capital, we may not be able to make future investments necessary to grow our business or meet maturing commitments; our dependence on revenues derived mainly from fixed rate investments in real estate assets, while a portion of our debt bears interest at variable rates; our ability to pay dividends in the future; legislative, regulatory, or administrative changes; and our dependence on the ability to continue to qualify for taxation as a real estate investment trust and other risks which are described under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2024 and under the heading “Risk Factors” in Item 1A in our Form 10-Q for the quarter ended June 30, 2024. Many of these factors are beyond the control of the Company and its management. The Company assumes no obligation to update any of the foregoing or any other forward looking statements, except as required by law, and these statements speak only as of the date on which they are made. Investors are urged to carefully review and consider the various disclosures made by NHI in its periodic reports filed with the Securities and Exchange Commission, including the risk factors and other information in the above referenced Form 10-K and Form 10-Q. Copies of these filings are available at no cost on the SEC’s web site at https://www.sec.gov or on NHI’s web site at https://www.nhireit.com.

Important Additional Information Regarding Proxy Solicitation

National Health Investors, Inc. (the “Company”) intends to file a proxy statement and WHITE proxy card (the “Proxy Statement”) with the SEC in connection with the solicitation of proxies for the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2025 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for the 2024 Annual Meeting of stockholders, filed with the SEC on April 4, 2025 (the “2024 Proxy Statement”). To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2024 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 25, 2025. Details concerning the nominees of the Company’s Board of Directors for election at the 2025 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents filed by the Company with the SEC, are available for no charge at the SEC’s website at www.sec.gov and at the Company’s investor relations website at investors.nhireit.com.